EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774

Items 74A-74T

74A-$13,417
74C-$24,977
74F-$107,288,441
74I-$339,390
74J-$412,896
74L-$313,092
74N-$108,392,213
74O-$106,105
74P-$153,931
74R4-$728,836
74T-$107,403,341
75B-$105,373,234


Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $50,762
2. Dividends for a second class of open-end company shares                                                          $26,044
3. Dividends for a third class of open-end company shares                                                           $28,164
4. Dividends for a fourth class of open-end company shares                                                          $4,120

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.330
        2. Dividends from a second class of open-end company shares                                                 $.369
        3. Dividends from a third class of open-end company shares                                                  $.389
        4. Dividends for a fourth class of open-end company shares                                                  $1.016

Item 74

U)      1. Number of shares outstanding                                                                              158,810
        2. Number of shares outstanding for a second class of shares of open-end company shares                      69,394
        3. Number of shares outstanding for a third class of shares of open-end company shares                       68,863
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      4,070

V)      1. Net asset value per share (to the nearest cent)                                                           34.26
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 34.28
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  34.29
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 90.40


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEc Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000007808

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $492,891
2. Dividends for a second class of open-end company shares                                                          $279,702
3. Dividends for a third class of open-end company shares                                                           $182,775
4. Dividends for a fourth class of open-end company shares                                                          $85,117

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.473
        2. Dividends from a second class of open-end company shares                                                 $.502
        3. Dividends from a third class of open-end company shares                                                  $.511
        4. Dividends for a fourth class of open-end company shares                                                  $2.083

Item 74

U)      1. Number of shares outstanding    									     992,906
        2. Number of shares outstanding for a second class of shares of open-end company shares                      678,255
        3. Number of shares outstanding for a third class of shares of open-end company shares                       322,507
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      45,533

V)      1. Net asset value per share (to the nearest cent)                                                  		30.00
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     		30.00
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     		30.00
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	       123.25

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $87,836
2. Dividends for a second class of open-end company shares                                                          $40,836
3. Dividends for a third class of open-end company shares                                                           $28,491
4. Dividends for a fourth class of open-end company shares                                                          $14,342

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.555
        2. Dividends from a second class of open-end company shares                                                 $.577
        3. Dividends from a third class of open-end company shares                                                  $.584
        4. Dividends for a fourth class of open-end company shares                                                  $1.481

Item 74

U)      1. Number of shares outstanding   									    151,471
        2. Number of shares outstanding for a second class of shares of open-end company shares                      84,354
        3. Number of shares outstanding for a third class of shares of open-end company shares                       54,897
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      10,502

V)      1. Net asset value per share (to the nearest cent)                                                  		22.29
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     		22.29
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     		22.29
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     		57.14

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $53,604
2. Dividends for a second class of open-end company shares                                                          $14,585
3. Dividends for a third class of open-end company shares                                                           $11,978
4. Dividends for a fourth class of open-end company shares                                                          $1,855

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.205
        2. Dividends from a second class of open-end company shares                                                 $.235
        3. Dividends from a third class of open-end company shares                                                  $.243
        4. Dividends for a fourth class of open-end company shares                                                  $.460

Item 74

U)      1. Number of shares outstanding   									    245,509
        2. Number of shares outstanding for a second class of shares of open-end company shares                      75,374
        3. Number of shares outstanding for a third class of shares of open-end company shares                       52,561
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                       6,057

V)      1. Net asset value per share (to the nearest cent)                                                  		27.54
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     		27.54
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     		27.54
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     		53.52

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $59,262
2. Dividends for a second class of open-end company shares                                                          $25,982
3. Dividends for a third class of open-end company shares                                                           $23,927
4. Dividends for a fourth class of open-end company shares                                                          $2,967

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.290
        2. Dividends from a second class of open-end company shares                                                 $.315
        3. Dividends from a third class of open-end company shares                                                  $.333
        4. Dividends for a fourth class of open-end company shares                                                  $.683

Item 74

U)      1. Number of shares outstanding                                                                              206,933
        2. Number of shares outstanding for a second class of shares of open-end company shares                      83,492
        3. Number of shares outstanding for a third class of shares of open-end company shares                       73,182
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      4,450

V)      1. Net asset value per share (to the nearest cent)                                                           28.52
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 28.53
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  28.54
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 59.59


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000007794

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $68,287
2. Dividends for a second class of open-end company shares                                                          $32,471
3. Dividends for a third class of open-end company shares                                                           $32,898
4. Dividends for a fourth class of open-end company shares                                                          $12,239

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.191
        2. Dividends from a second class of open-end company shares                                                 $.908
        3. Dividends from a third class of open-end company shares                                                  $.211
        4. Dividends for a fourth class of open-end company shares                                                  $.753

Item 74

U)      1. Number of shares outstanding                                                                              363,027
        2. Number of shares outstanding for a second class of shares of open-end company shares                      35,658
        3. Number of shares outstanding for a third class of shares of open-end company shares                       164,359
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      16,164

V)      1. Net asset value per share (to the nearest cent)                                                           17.63
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 79.98
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  17.67
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 64.61

Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEc Identifier C000007803
Class 3 SEc Identifier C000007804

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $61,216
2. Dividends for a second class of open-end company shares                                                          $4,629
3. Dividends for a third class of open-end company shares                                                           $3,123

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.262
        2. Dividends from a second class of open-end company shares                                                 $.283
        3. Dividends from a third class of open-end company shares                                                  $1.167

Item 74

U)      1. Number of shares outstanding                                                                              236,708
        2. Number of shares outstanding for a second class of shares of open-end company shares                      16,951
        3. Number of shares outstanding for a third class of shares of open-end company shares                       3,087

V)      1. Net asset value per share (to the nearest cent)                                                           14.56
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 14.59
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  60.76


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEc Identifier C000007800
Class 3 SEC Identifier C000007801

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $4,175
2. Dividends for a second class of open-end company shares                                                          $276
3. Dividends for a third class of open-end company shares                                                           $753

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.04
        2. Dividends from a second class of open-end company shares                                                 $.063
        3. Dividends from a third class of open-end company shares                                                  $.214

Item 74

U)      1. Number of shares outstanding                                                                              104,997
        2. Number of shares outstanding for a second class of shares of open-end company shares                      4,432
        3. Number of shares outstanding for a third class of shares of open-end company shares                       3,520

V)      1. Net asset value per share (to the nearest cent)                                                           16.43
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 16.46
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  58.47

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEc Identifier C000007789
Class 4 SEc Identifier C000007790

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $1,158
2. Dividends for a second class of open-end company shares                                                          $903
3. Dividends for a third class of open-end company shares                                                           $690
4. Dividends for a fourth class of open-end company shares                                                          $2,238

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.328
        2. Dividends from a second class of open-end company shares                                                 $.430
        3. Dividends from a third class of open-end company shares                                                  $1.032
        4. Dividends from a fourth class of open-end company shares                                                 $.873

Item 74

U)      1. Number of shares outstanding                                                                             4,200
        2. Number of shares outstanding for a second class of shares of open-end company shares                     2,544
        3. Number of shares outstanding for a third class of shares of open-end company shares                        725
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     3,206

V)      1. Net asset value per share (to the nearest cent)                                                           22.38
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 27.98
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    115.14
     	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     55.40


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